UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported) – June 15, 2017

EXTENDED STAY AMERICA, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36190	46-3140312
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

11525 N. Community House Road, Suite 100 Charlotte, North Carolina	28277
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code (980) 345-1600

ESH HOSPITALITY, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36191	27-3559821
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

11525 N. Community House Road, Suite 100 Charlotte, North Carolina	28277
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code (980) 345-1600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 1.01. Entry into a Material Definitive Agreement.

On June 15, 2017, Extended Stay America, Inc. (the “Company”) entered into a preferred share repurchase agreement (the “Share Repurchase Agreement”) with certain entities affiliated with Centerbridge Partners, L.P. and The Blackstone Group L.P. (the “Selling Stockholders”) pursuant to which the Company repurchased, directly from the Selling Stockholders, 14,069 shares of Series A Preferred Stock of the Company (the “Preferred Shares”) on June 15, 2017. The preferred share repurchase was effected in a private, non-underwritten transaction at a price per share equal to $1,000 plus all accrued and unpaid dividends thereon through and including the date of the repurchase. The Company funded the preferred share repurchase from cash on hand. The preferred share repurchase was approved by the Company’s audit committee. After this preferred share repurchase, the Company has 7,133 Preferred Shares outstanding and the Selling Stockholders no longer beneficially own any Preferred Shares. The foregoing description of the Share Repurchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Share Repurchase Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K.

Item 8.01. Other Events.

On June 15, 2017, the Company issued a press release regarding the repurchase of Preferred Shares. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit Description

10.1	Share Repurchase Agreement, dated June 15, 2017, by and among Extended Stay America, Inc. and each of the entities identified on Schedule 1 thereto.

99.1	Press release of Extended Stay America, Inc. dated June 15, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each of the Registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXTENDED STAY AMERICA, INC.

Date: June 15, 2017	By:	/s/ John R. Dent
	Name:	John R. Dent
	Title:	General Counsel

ESH HOSPITALITY, INC.

Date: June 15, 2017	By:	/s/ John R. Dent
	Name:	John R. Dent
	Title:	General Counsel

EXHIBIT INDEX

Exhibit Number	Exhibit Description

10.1	Share Repurchase Agreement, dated June 15, 2017, by and among Extended Stay America, Inc. and each of the entities identified on Schedule 1 thereto.

99.1	Press release of Extended Stay America, Inc. dated June 15, 2017.